UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

DIAMEDICA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carlson Parkway, Suite 210 Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
(763) 496-5454
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

DiaMedica Therapeutics Inc. (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “2026 AGM”) on May 20, 2026.

At the 2026 AGM, the Company’s shareholders considered four voting proposals, each of which is described in detail in the Company’s definitive proxy statement for the 2026 AGM filed with the United States Securities and Exchange Commission on April 1, 2026.

The final voting results of each voting proposal brought before a vote of the Company’s shareholders at the 2026 AGM are set forth below:

Voting Proposal One - Election of Directors

The seven director nominees, all incumbent directors, proposed by the Board were re-elected to serve as members of the Board until the next annual general meeting of shareholders and until their respective successors are duly elected and qualified based on the following voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Michael Giuffre, M.D.	10,119,610	229,027	11,180,693
Rick Kuntz, M.D., M.Sc.	10,166,733	181,904	11,180,693
Tanya Lewis	10,136,190	212,447	11,180,693
Daniel O’Connor	5,217,758	5,130,879	11,180,693
James Parsons	10,035,604	313,033	11,180,693
Rick Pauls	10,178,755	169,882	11,180,693
Charles Semba, M.D.	10,161,380	187,257	11,180,693

Voting Proposal Two – Ratification of Independent Registered Public Accounting Firm

The voting proposal to appoint Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and authorize the Board to fix the Company’s independent registered public accounting firm’s remuneration was approved based on the following voting results:

Votes For	Votes Withheld	Broker Non-Votes
20,950,404	578,926	0

Voting Proposal Three – Advisory Vote to Approve of Executive Compensation

The voting proposal to approve, on an advisory (non-binding) basis, the Company’s executive compensation was approved based on the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,928,381	271,093	149,163	11,180,693

Voting Proposal Four – Amendment and Restatement of the Amended and Restated 2019 Omnibus Incentive Plan

The voting proposal to approve an amendment to the Company’s Amended and Restated 2019 Omnibus Incentive Plan to increase the number of shares available under the plan by 3,500,000 shares was approved based on the following voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,693,413	510,487	144,737	11,180,693

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Date:  May 21, 2026